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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .19.3
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-5710

ING VP Natural Resources Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 to June 30, 2006

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

June 30, 2006

ING VP Natural Resources Trust

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Fund’s website at www.ingfunds.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

I am happy to report that enthusiasm is continuing to thrive. Since the beginning of the year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the United States1 In other words, the majority of investments are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to international investment opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
August 11, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1   MSCI December, 2005

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2006

Global equities markets as a whole started 2006 with their best first quarter since 1998. Much of the buying interest swelled from the busiest quarter for merger and acquisition activity since 2000. However, by mid way through the second quarter, reality set in as investors were gripped by fears that zealous, inflation fighting central bankers would raise interest rates by more than enough to choke off the global growth enjoyed in recent years. For the first six months of 2006, the Morgan Stanley Capital International (“MSCI”) World® Index(1) in dollars, including net reinvested dividends, gained 6.1%, but more than half of this was due to U.S. dollar weakness. An initially slow retreat gathered pace, spurred by communication from the G7 Finance Ministers and Central Bank of Governors that seemed to sanction a lower dollar. The currency slid 7.4%, 6.8% and 2.8%, respectively, against the euro, pound and yen for the six months ended June 30, 2006.

Alan Greenspan may have retired in January 2006, after 18 years as Chairman of the Federal Reserve Board (“Fed”), but the issue didn’t change for most investors, not just those in U.S. fixed income securities: when would the Federal Open Market Committee (“FOMC”) stop raising interest rates? By April 2006, Greenspan’s successor, Ben Bernanke seemed to be hinting that after a sixteenth increase on May 10, the FOMC might pause. Stock markets took heart, but with commodities prices making new records, the combination of inflationary pressures and a Fed apparently about to go on hold led commentators to wonder if Mr. Bernanke was just a little bit soft on inflation. In fact, he had never meant to signal a pause. The respected academic who espoused plain-speaking openness to make policy clear had instead succeeded in achieving the opposite. He needed to re-establish his inflation fighting credentials by going on the offensive.

Over the next few weeks, every one of his FOMC colleagues would stress publicly that inflation was the prime concern. By June 13, the yield curve inverted for the second time this year, investors fearing that the FOMC had tough-talked themselves into protracted rate increases, even as the economy was obviously cooling. This was evidenced by a shockingly weak employment report on June 2 and a slumping housing market that had been the source of much of the consumer spending in the last few years. So the seventeenth interest rate increase to 5.25% on June 29 surprised no one, but at least it was couched in balanced language that raised hopes the FOMC might at last be done. Then again, the quarter ended with every yield on the Treasury curve lower than the federal funds rate: the market’s vote that the FOMC had already gone too far. For the half-year, the 10-year U.S. Treasury yield rose by 74 basis points to 5.14%, the three-month U.S. Treasury rate by 88 basis points to 4.86%, while the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds lost 72 basis points for the six months ended June 30, 2006.

U.S. equities in the form of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3), rose 2.7% including dividends, in the first half of 2006 and traded at a price-to-earnings (“P/E”) ratio of 14.8 for the current fiscal year. Stocks had actually become cheaper in the last 12 months as prices had only reflected about half of the increase in corporate profits in that time. Indeed, first quarter profits registered double-digit year-over-year growth for the eleventh straight quarter. Nevertheless, investors seemed only to have eyes for interest rates. After the best first quarter for the market since 1999, investors were encouraged through early May 2006 as the events described above suggested an imminent end to the tightening cycle. The S&P 500® Index even reached a five-year high at its best level on May 5, 2006. In spite of this, these hopes were soon dashed by the hawkish rhetoric from the FOMC and from there stocks fell nearly 4% to the end of the quarter. Only the less uncompromising language in the FOMC’s June 29, 2006 statement prevented the loss from being 2% worse.

In international markets, the pattern of results resembled that of the U.S.: strong through early May 2006, a sharp drop to mid-June 2006, partially reversed in the last two weeks. Because of significant currency movements, returns are based on MSCI indices in local currencies including net dividends. Japan continued where it left off in 2005 and by May 8, 2006 the market was up 8.9% on bullish news about rising wages, an end to deflation and an evidently sustainable gross domestic product (“GDP”) growth path. Unfortunately, over the next month stocks plunged 15.3% as U.S. interest rate fears combined with signals from the Bank of Japan that local interest rates were about to rise for the first time in six years. The market closed the six months ended June 30, 2006 down 1.3% based on the MSCI Japan® Index(4) after a late rebound. European ex UK markets were initially supported by widespread merger and acquisition activity amid clear signs of improving

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2006

growth, business confidence and falling unemployment, and despite a 25 basis point rate increase in March. At their May 9, 2006 high, stocks had returned 12.2% for the year. But events in the U.S. and another 25 basis points increase in euro interest rates, as inflation remained stubbornly above the 2% target, sent stocks into negative territory by mid-June, before recovering to a 4.8% gain for the half year based on MSCI Europe ex UK® Index(5). By May 9, 2006, UK equities were up 9.8% boosted by acquisition-prone financials and the large energy and materials sectors, as commodity prices surged. The reversal in these prices and interest rate concerns dragged the market down 9.3% by mid-June. Rebounding energy prices and improved economic data allowed more than half of this loss to be retraced and stocks closed the six months ended June 30, 2006 ahead by 5.5% based on the MSCI UK® Index(6).

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return”, provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Natural Resources Trust	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During the Six Months Ended June 30, 2006*
Actual Fund Return	$1,000.00	$1,152.40	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.41

*            Expenses are equal to the Trust annualized expense ratios of 1.08%; multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 (UNAUDITED)

ASSETS:
Investments in securities at value*	$128,860,106
Repurchase agreement	2,589,000
Foreign currencies at value**	237,786
Receivables:
Investment securities sold	2,527,827
Fund shares sold	454,347
Dividends and interest	84,993
Prepaid expenses	3,613
Reimbursement due from manager	5,825
Total assets	134,763,497

LIABILITIES:
Payable for investment securities purchased	3,896,592
Payable for fund shares redeemed	39,489
Payable to affiliates	115,425
Payable to custodian due to bank overdraft	210,105
Payable for trustee fees	26,023
Other accrued expenses and liabilities	27,861
Total liabilities	4,315,495
NET ASSETS (equivalent to $27.53 per share on 4,738,531 shares outstanding)	$130,448,002

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.001 par value (unlimited shares authorized)	$90,065,696
Undistributed net investment income	20,137
Accumulated net realized gain on investments and foreign currency related transactions	25,326,383
Net unrealized appreciation on investments and foreign currency related transactions	15,035,786
NET ASSETS	$130,448,002

*	Cost of investments in securities	$113,834,618
**	Cost of foreign currencies	$227,506

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$594,745
Interest	66,744
Total investment income	661,489
EXPENSES:
Investment management fees	593,390
Transfer agent fees	81
Administrative service fees	59,338
Shareholder reporting expense	17,987
Registration fees	1,016
Professional fees	13,080
Custody and accounting expense	9,629
Trustee fee	543
Interest expense	791
Miscellaneous expense	2,413
Total expenses	698,268
Net waived and reimbursed fees	(56,288)
Net expenses	641,980
Net investment income	19,509
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	15,830,243
Foreign currency related transactions	(4,342)
Net realized gain on investments and foreign currency related transactions	15,825,901
Net change in unrealized appreciation or depreciation on:
Investments	(2,323,114)
Foreign currency related transactions	10,232
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(2,312,882)
Net realized and unrealized gain on investments and foreign currency related transactions	13,513,019
Increase in net assets resulting from operations	$13,532,528

* Foreign taxes withheld	$24,223

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$19,509	$(17,976)
Net realized gain on investments and foreign currency related transactions	15,825,901	9,548,682
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(2,312,882)	11,741,747
Net increase in net assets resulting from operations	13,532,528	21,272,453
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(24,672)
Net realized gains	—	(2,421,351)
Total distributions	—	(2,446,023)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,580,533	61,859,638
Dividends reinvested	—	2,446,023
	37,580,533	64,305,661
Cost of shares redeemed	(14,823,373)	(23,956,863)
Net increase in net assets resulting from capital share transactions	22,757,160	40,348,798
Net increase in net assets	36,289,688	59,175,228
NET ASSETS:
Beginning of period	94,158,314	34,983,086
End of period	$130,448,002	$94,158,314
Undistributed net investment income at end of period	$20,137	$628

See Accompanying Notes to Financial Statements

ING VP NATURAL RESOURCES TRUST (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months Ended June 30,		Year Ended December 31,
	2006		2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$23.89		17.65		15.82	12.12	12.40	14.75
Income (loss) from investment operations:
Net investment income (loss)	$0.00	*	(0.00	)*	(0.10)	(0.08)	(0.05)	0.03
Net realized and unrealized gain (loss) on investments	$3.64		7.28		2.09	3.78	(0.21)	(2.38)
Total from investment operations	$3.64		7.28		1.99	3.70	(0.26)	(2.35)
Less distributions from:
Net investment income	$—		0.01		0.16	—	0.02	—
Net realized gains on investments	$—		1.03		—	—	—	—
Total distributions	$—		1.04		0.16	—	0.02	—
Net asset value, end of period	$27.53		23.89		17.65	15.82	12.12	12.40
Total Return(1)%	15.24		42.79		12.66	30.53	(2.10)	(15.93)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$130,448		94,158		34,983	24,735	21,237	23,741
Ratio to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.08		1.18		1.33	1.61	1.64	1.35
Gross expenses prior to expense reimbursement(2)(3)%	1.18		1.33		1.33	1.61	1.64	1.35
Net investment income (loss) after expense reimbursement(2)(3)%	0.04		(0.03)		(0.68)	(0.58)	(0.41)	0.17
Portfolio turnover rate %	62		122		106	121	80	85

(1)             Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)             The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

(3)             Annualized for periods less than one year.

*                 Amount is less than $0.005 per share.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING VP Natural Resources Trust (“Trust”) is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on November 15, 1988 and commenced operation in 1991. The Trust’s primary investment objective is to seek long-term growth of capital.

Shares of the Trust may be offered to segregated asset accounts of insurance companies as an investment option under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans and to certain investment advisers and their affiliates.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements and such policies are in conformity with U.S. generally accepted accounting principles for investment companies:

A.                    Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Trust’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Trust’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Trust calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Trust’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Trust determines its NAV or if the foreign exchange closes prior to the time the Trust determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Trust’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Trust in foreign securities markets. Further, the value of the Trust’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Trust. In

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

calculating the Trust’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Trust closes but before the time that the Trust’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Trust determines its NAV. In such a case, the Trust will use the fair value of such securities as determined under the Trust’s valuation procedures. Events after the close of trading on a foreign market that could require the Trust to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Trust calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Trust could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Trust is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Trust to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Trust determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Trust’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the Trust’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

B.       Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis except when collection is not expected. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Trust. Premium amortization and discount accretion are determined by the effective yield method.

C.       Federal Income Taxes. It is the policy of the Trust to comply with subchapter M of the Internal Revenue Code and related excise tax provisons applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

D.       Distributions to Shareholders. Dividends from net investment income and net realized gains, if any are declared and paid annually by the Trust. Distributions are determined annually in accordance with federal tax principles which may differ from U.S. generally accepted accounting principles for investment companies. The Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

E.        Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

F.        Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)     Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)     Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

G.                      Forward Foreign Currency Contracts. The Trust may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Trust agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Trust’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized on the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

H.                     Repurchase Agreements. The Trust may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Trust will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Trust. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Trust in the event the Trust is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Trust pays an investment management fee to ING Investments, LLC (the “Investment Manager”), at an annual rate of 1.00% of the Trust’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Manager has entered into an Expense Limitation Agreement with the Trust, under which it will limit expenses of the Trust to the extent of 2.50% of the value of the Trust’s average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Fee waivers and/or reimbursements by the Investment Manager may vary in order to achieve such contractually obligated expense limit.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

The Investment Manager may at a later date recoup from the Trust for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Trust’s expense ratio does not exceed the percentage described above.

Effective January 1, 2006, pursuant to a side agreement, the Investment Manager lowered the expense limit for the trust to 1.08% through December 31, 2006. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if the Investment Manager elects to renew it. If after December 31, 2006, the Investment Manager elects not to renew the side agreement, the expense limit will revert to the limitation under the Trust’s expense limitation agreement of 2.50%. The Trust waived $56,288 pursuant to the side agreement during the six months ended June 30, 2006. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

The Investment Manager has entered into a Sub-Advisory Agreement with ING Investment Management Co. (“ING IM”).

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Trust. The Trust pays the Administrator a fee calculated at an annual rate of 0.10% of the Trust’s average daily net assets.

The Investment Manager, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At June 30, 2006, the Trust had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$105,281	$10,144	$115,425

The Trust has adopted a Retirement Policy covering all Independent Trustees of the Trust who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

At June 30, 2006 the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolio: ING VP Natural Resources Trust — ING Life Insurance Annuity Company (75.43%); Kemper Investors Life Insurance Company (12.49%); and Reliastar Life Insurance Company (5.72%). Symetra Life Insurance Company also owned 5.07% of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the six months ended June 30, 2006, excluding short-term securities, were $95,436,503 and $72,558,818, respectively.

NOTE 6 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. The Trust may invest in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

Non-Diversified. The Trust is classified as a non-diversified investment company under the Investment Company Act of 1940, which means that the Trust is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Trust’s assets in the securities of a small number of issuers may cause the Trust’s share price to fluctuate more than that of a diversified investment company.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 7 — LINE OF CREDIT

The Trust, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Trust utilized the line of credit for six days during the six months ended June 30, 2006, with an approximate average daily balance of $1,001,667 for those days and an approximate weighted average interest rate of 4.80%.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold	1,368,710	$37,580,533	3,020,350	$61,859,638
Dividends reinvested	—	—	129,395	2,446,023
Shares redeemed	(571,405)	(14,823,373)	(1,190,830)	(23,956,863)
Net increase	797,305	$22,757,160	1,958,915	$40,348,798

NOTE 9 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Trust’s Board, the following securities have been deemed to be illiquid. The Trust currently limits investment in illiquid securities to 15% of the Trust’s net assets, at market value, at time of purchase.

Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Arena Resources, Inc.	46,522	06/02/06	$1,515,013	$1,595,239	1.2%
Petrohawk Energy Corp	60,000	08/23/05	672,365	756,000	0.6%
			$2,187,378	$2,351,239	1.8%

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no distributions for the six months ended June 30, 2006. The tax composition of dividends and distributions to shareholders for the year ended December 31, 2005 was as follows:

Ordinary Income	Long-Term Capital Gains
$596,034	$1,849,989

As of December 31, 2005, there were no capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes. The tax-basis components of distributable earnings as of December 31, 2005 were:

Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation
$5,780,549	$3,908,883	$17,160,346

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely- than-not to be sustained as of the adoption date. As of June 30, 2006, the Funds are currently assessing the impact, if any, that will result from adopting FIN 48.

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004 ING Investments reported to the Boards of Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                           Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                           ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•                           In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                           ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                           ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                           The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                           ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                           ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments have been named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning ING’s administration of the New Hampshire state employees deferred compensation plan. ING is cooperating with this regulator to resolve the matter. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 12 — SUBSEQUENT EVENTS

On May 25, 2006, the Board of Trustees of ING VP Natural Resources Trust approved a proposal to reorganize ING VP Natural Resources Trust (“Disappearing Fund”) into ING Global Resources Portfolio (“Surviving Portfolio”).

Disappearing Fund	Surviving Portfolio
ING VP Natural Resources Trust	ING Global Resources Portfolio

The proposed reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the reorganization will take place on or about the fourth quarter of 2006.

ING VP NATURAL RESOURCES TRUST	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 98.8%
		Chemicals: 0.0%
745	@,@@	Arkema ADR	$29,064
			29,064
		Coal: 2.4%
31,600		Arch Coal, Inc.	1,338,892
15,300		Massey Energy Co.	550,800
23,400		Peabody Energy Corp.	1,304,550
			3,194,242
		Electric: 2.4%
14,200		Empire District Electric Co.	291,810
103,558	@	Mirant Corp.	2,775,354
			3,067,164
		Energy-Alternate Sources: 1.5%
123,800	@	KFX, Inc.	1,891,664
			1,891,664
		Engineering & Construction: 0.9%
25,650	@	McDermott International, Inc.	1,166,306
			1,166,306
		Investment Companies: 0.4%
99,200	@,@@	Energy XXI Acquisition Corp. Bermuda Ltd	500,960
			500,960
		Iron/Steel: 1.8%
5,600		Cleveland-Cliffs, Inc.	444,024
30,100	@@	Mittal Steel Co. NV	918,351
14,900		United States Steel Corp.	$1,044,788
			2,407,163
		Mining: 20.2%
54,900	@@	Agnico-Eagle Mines Ltd.	1,816,092
25,200	@@	Alcan, Inc.	1,182,888
13,300	@@	Anglogold Ashanti Ltd. ADR	639,996
78,836	@@	Aquarius Platinum Ltd	1,173,548
120,941	@,@@	Bema Gold Corp.	607,124
15,400	@@	BHP Billiton Ltd. ADR	663,278
32,000	@@	Cameco Corp.	1,274,783
13,500	@	Century Aluminum Co.	481,815
50,000	@@	Cia Vale do Rio Doce ADR	1,202,000
165,400		Coeur d’Alene Mines Corp.	795,574
223,100	@,@@	Eldorado Gold Corp.	1,083,223
18,400	@@,#	First Quantum Minerals Ltd.	824,811
10,200		Freeport-McMoRan Copper & Gold, Inc.	565,182
32,600	@,@@	Glamis Gold Ltd.	1,234,236
40,000	@@	Gold Fields Ltd.	907,969
20,100	@@	GoldCorp, Inc.	607,422
89,100	@	Hecla Mining Co.	467,775
9,500	@@	Inco Ltd.	626,050
114,400	@,@@	Kinross Gold Corp.	1,245,816
612,700	@@	Lihir Gold Ltd.	1,345,997
86,300	@,@@	Major Drilling Group International	1,725,536
37,084	@,@@	Novagold Resources, Inc.	475,417
20,700		Phelps Dodge Corp.	1,700,712
64,400	@,@@	Randgold Resources Ltd. ADR	1,352,400
2,900	@@	Rio Tinto PLC ADR	608,159
162,500	@,@@	Shore Gold, Inc.	723,484
16,900	@@,#	Teck Cominco Ltd.	1,014,030
			26,345,317
		Oil & Gas: 49.0%
46,522	@,I	Arena Resources, Inc.	1,595,239
44,900		Cabot Oil & Gas Corp.	2,200,100
36,900		ConocoPhillips	2,418,057
57,170	@	Delta Petroleum Corp.	979,322
69,800	@	Denbury Resources, Inc.	2,210,566
51,700		ENSCO International, Inc.	2,379,234
91,542	@	EXCO Resources, Inc.	1,043,579
145,000		Exxon Mobil Corp.	8,895,750
30,600	@	Global Santa Fe Corp.	1,767,150
57,100		Hess Corp.	3,017,735
18,800	@@	LUKOIL ADR	1,556,917
25,200		Marathon Oil Corp.	2,099,160
75,000	@	Newfield Exploration Co.	3,670,500
19,500	@@,#	OAO Gazprom ADR	2,043,099
42,600		Occidental Petroleum Corp.	4,368,630
64,101	@	Parallel Petroleum Corp.	1,583,936
60,000	@,I	PetroHawk Energy Corp.	756,000
29,605	@@	Petroleo Brasileiro SA ADR	2,363,663
69,900	@	Plains Exploration & Production Co.	2,833,746
67,900		Rowan Cos., Inc.	2,416,561
69,600	@@	Royal Dutch Shell PLC ADR	4,661,808
89,300	@	Southwestern Energy Co.	2,782,588
13,000	@@	Suncor Energy, Inc.	1,053,130
29,800	@@	Total SA ADR	1,952,496
7,800	@	Transocean, Inc.	626,496
59,500		XTO Energy, Inc.	2,634,065
			63,909,527

See Accompanying Notes to Financial Statements

ING VP NATURAL RESOURCES TRUST	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED) (CONTINUED)

Shares				Value
		Oil & Gas Services: 20.2%
89,556	@	Dresser-Rand Group, Inc.		2,102,775
39,400	@	FMC Technologies, Inc.		2,657,924
38,900	@	Grant Prideco, Inc.		1,740,775
75,360	@	Hercules Offshore, Inc.		2,637,600
131,128	@	Key Energy Services, Inc.		1,999,702
31,200	@	National-Oilwell, Inc.		1,975,584
83,600		Schlumberger Ltd.		5,443,196
97,800	@	Superior Energy Services		3,315,420
90,200	@	Weatherford International Ltd.		4,475,723
				26,348,699
		Total Common Stock (Cost $113,834,618)		128,860,106

Principal Amount				Value
SHORT-TERM INVESTMENT: 2.0%
		Repurchase Agreement: 2.0%
$2,589,000		Goldman Sachs Repurchase Agreement dated 06/30/06, 5.230%, due 07/03/06, $2,590,128 to be received upon repurchase (Collateralized by $2,680,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $2,641,091 due 04/18/16)		$2,589,000
		Total Short-Term Investments (Cost $2,589,000)		2,589,000
		Total Investments In Securities (Cost $116,423,618)*	100.8%	$131,449,106
		Other Assets and Liabilities-Net	(0.8)	(1,001,104)
		Net Assets	100.0%	$130,448,002

	Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

I	Illiquid security
*	Cost for federal income tax purposes is $116,597,717.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$16,877,246
	Gross Unrealized Depreciation	(2,025,857)
	Net Unrealized Appreciation	$14,851,389

See Accompanying Notes to Financial Statements

Investment Manager

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPSAR-UNRT	(0606-082306)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                       EXHIBITS.

(a)(1)                  The Code of Ethics is not required for the semi-annual filing.

(a)(2)                  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                  Not required for semi-annual filing.

(b)                               The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VP Natural Resources Trust

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	August 30, 2006

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	August 30, 2006